Exhibit 99.1

HealthEquity Expands Commuter Offering with Luum

Acquisition adds options beyond monthly transit passes,

strengthening capabilities for the new hybrid workplace

DRAPER, Utah, (GLOBE NEWSWIRE) – March 8, 2021 - HealthEquity, Inc. (NASDAQ: HQY) ("HealthEquity"), the nation's largest independent health savings account ("HSA") custodian, today jointly announced the acquisition of Luum, a fast-growing technology platform for employee commute management, compliance and sustainability.

This acquisition strengthens the HealthEquity commuter offering, delivering a critical toolset HR and facilities professionals need to implement flexible return-to-office and hybrid-workplace strategies. Combining technology and deep integrations with parking providers and IT integrations into HR and Payroll systems, employers can now offer safe, affordable commute alternatives and flexible remote-work benefits.

“Luum’s enterprise commute platform and connected ecosystem of third-party mobility solutions enable employers to design benefits for every commute, or no commute at all,” said Sohier Hall, CEO of Luum. “Adding Luum’s powerful platform to HealthEquity’s existing commuter offering and reach, we expect to help our clients offer their workforce the most flexible, useful, and sustainable way to get to and from work. The timing of this acquisition could not be more perfect as employers across the country gear up for a new commuting and work access environment. They require the unified system that puts their benefit policies into practice. In support of employee experience to real estate asset optimization to workforce equity to corporate sustainability, the Luum and HealthEquity combination is that solution.”

Among the highlights, HealthEquity and Luum will deliver:

•	Safe commute options like closed-network carpool matching, staggered arrival, guaranteed ride home, and proactive communication. Safety and transparency are a priority for employers as 64% of workers are uncomfortable returning to the office, with entry-level and older workers feeling least safe[1];

•	Ultimate policy flexibility for managing and measuring hybrid commute policies. According to Gartner, 82% of employers expect a post-pandemic hybrid workplace[2]. Now organizations can easily implement work-from-home cost reimbursements, sustainable commute incentives, daily parking reservations, flexible subsidies, and private bus/shuttle demand.

1 Pew, Conference Board: https://www.shrm.org/hr-today/news/hr-news/pages/remote-workers-not-comfortable-returning-to-office.aspx

2 Gartner: https://www.nytimes.com/2021/02/22/business/energy-environment/corporations-climate-change.html

•	Employee commute portal for accurate workplace commute and remote work information, customized to employer objectives and connected to HRIS, benefits, payroll and expense management systems.

•	Corporate sustainability as a part of the hybrid workplace strategy, through measurement and visibility of tangible outcomes on climate and other environmental conservation areas. By some estimates, the commute accounts for 98% of the typical employee’s carbon footprint.[3]

•	Transportation equity is inextricably linked to housing and transportation affordability. When combined, 50% of household costs are spent on housing and transportation in the US4. The combined solution gives employers an opportunity to create commute policies and subsidies to help address transportation affordability and equitable access.

Perella Weinberg Partners LP served as financial advisor and Willkie Farr & Gallagher LLP served as legal counsel to HealthEquity on this transaction.

About HealthEquity

HealthEquity and its subsidiaries administers Health Savings Accounts (HSAs) and other consumer-directed benefits for our more than 12 million accounts in partnership with employers, benefits advisors, and health and retirement plan providers who share our mission to connect health and wealth and value our culture of remarkable “Purple” service. For more information, visit www.healthequity.com.

About Luum

Luum is on a mission to empower enterprises to match employees’ dynamic work-life with safe, flexible and sustainable mobility options. As a leader in enterprise commute management, we engage employees, unify mobility options, and bring about meaningful behavior change. Additionally, we provide safe, trusted and flexible commute options for frontline workers and those preparing for a return to the workplace. For more information, visit www.luum.com.

Forward-looking statements

This press release contains “forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our industry, business strategy, plans, goals and expectations concerning our markets and market position, product expansion, future operations, expenses and other results of operations, revenue, margins, profitability, future efficiencies, tax rates, capital expenditures, liquidity and capital resources and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this press release.

3 Sun-Microsystems: https://www.businesswire.com/news/home/20080609005431/en/Sun-Microsystems-Study-Finds-Open-Work-Program

4 U.S. Department of Transportation: https://www.transportation.gov/mission/health/housing-and-transportation-affordability#transportationandhealthconnection

Forward-looking statements reflect our current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although we believe the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to be correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, risks related to the following:

•	the impact of the COVID-19 pandemic on the Company, its operations and its financial results;

•	our ability to realize the anticipated financial and other benefits from combining the operations of Luum with our business in an efficient and effective manner;

•	our ability to compete effectively in a rapidly evolving healthcare and benefits administration industry;

•	our dependence on the continued availability and benefits of tax-advantaged health savings accounts and other consumer-directed benefits;

•	our ability to realize the anticipated financial and other benefits to the Company from acquiring Luum;

•	our ability to successfully identify, acquire and integrate additional portfolio purchases or acquisition targets;

•	the significant competition we face and may face in the future, including from those with greater resources than us;

•	our reliance on the availability and performance of our technology and communications systems;

•	recent and potential future cybersecurity breaches of our technology and communications systems and other data interruptions, including resulting costs and liabilities, reputational damage and loss of business;

•	the current uncertain healthcare environment, including changes in healthcare programs and expenditures and related regulations;

•	our ability to comply with current and future privacy, healthcare, tax, investment advisor and other laws applicable to our business;

•	our reliance on partners and third-party vendors for distribution and important services;

•	our ability to develop and implement updated features for our technology and communications systems and successfully manage our growth;

•	our ability to protect our brand and other intellectual property rights; and

•	our reliance on our management team and key team members.

For a detailed discussion of these and other risk factors, please refer to the risks detailed in our filings with the Securities and Exchange Commission, including, without limitation, our most recent Annual Report on Form 10-K and subsequent periodic and current reports. Past performance is not necessarily indicative of future results. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Investor Relations Contact:	Media Relations Contact:
Richard Putnam	Amy Cerny
801-727-1209	801-508-3237
rputnam@healthequity.com	acerny@healthequity.com